SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 28, 2005
SANDERSON FARMS, INC.
(Exact name of registrant as specified in its charter)

Mississippi	1-14977	64-0615843

(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

225 N. 13th Avenue
P.O. Box 988
Laurel, Mississippi	39440

(Address of principal executive offices)	(Zip Code)
(601) 649-4030

(Registrant’s telephone number, including area code)
Not applicable.
(Former name or former address, if changed since last report)
          Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
          ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
          ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
          ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
          ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-10.1 FORM OF RESTRICTED STOCK AGREEMENT
EX-10.2 FORM OF PERFORMANCE SHARE AGREEMENT

Item 1.01 Entry into a Material Definitive Agreement
          General
          On November 28, November 30 and December 2, 2005, the Registrant entered into agreements with certain of its executive officers and other members of senior management under which it granted those persons shares of restricted stock and rights to performance shares under the Registrant’s Stock Incentive Plan, which was approved by the Registrant’s shareholders and adopted by its Board of Directors on February 17, 2005. The Registrant’s Board of Directors approved the forms of the restricted stock and performance share agreements and the grants on October 27, 2005. For general information concerning the Stock Incentive Plan, awards under it, and the tax aspects of these awards, see pages 17 through 24 of the Registrant’s definitive proxy statement for its Annual Meeting held February 17, 2005, and the Supplement to that Proxy Statement, both of which are available at www.sec.gov and www.sandersonfarms.com.
          The descriptions of the restricted stock and performance share agreements below are necessarily not complete, and in each instance reference is made to the agreements themselves, which are filed as exhibits with this report and are incorporated by reference herein.
          Restricted Stock Agreements
          The form of restricted stock agreement that the Registrant entered into provides for the grant of a specified number of shares of restricted stock to the participant as a reward for past service or as an incentive for the performance of future services and for no additional consideration, subject to the following terms and conditions:
•	The restricted stock may not be sold or transferred during the restricted period except by will or inheritance.

•	The restricted period lasts for four years, except that it ends and the shares immediately vest if a change of control in the Registrant occurs at any time.

•	Rights to the shares are forfeited if the participant’s employment terminates for any reason other than a change in control prior to the end of the restricted period, or if the board determines that the participant has engaged in specified detrimental conduct or activity while employed with the Registrant or in the two-year period following his or her voluntary termination or termination for cause. If a participant’s shares have already vested, he or she must repay the Registrant the fair market value of his or her shares that is specified in his or her restricted stock agreement.

•	During the restricted period, the participant is entitled to vote the shares and receive dividends.
          Performance Share Agreements
          The form of performance share agreement that the Registrant entered into provides for the grant of the right to receive shares of the Registrant’s common stock at the end of a performance period, subject to the Registrant’s achievement of certain performance measures as its Board of Directors may impose. The performance period means the three fiscal years commencing on November 1, 2005. A performance share award is granted as a reward for past service or as an incentive for the performance of future services and for no additional consideration, subject to the following terms and conditions:
•	A participant’s performance share agreement specifies a target amount of shares that he or she can receive based on the Registrant’s average return on equity and a target based on the Registrant’s average return on sales. It also establishes several possible percentages of those target awards that he or she could receive, depending on the Registrant’s actual performance measured at the end of the performance period.

•	If the Registrant’s performance does not meet certain threshold levels, the participant will receive no shares. In no event may a participant receive over 150% of his target amount of shares.

•	The Registrant’s Board of Directors, in its sole discretion, may pay earned performance shares in the form of cash, in shares of common stock, or in a combination of cash or shares which has an aggregate fair market value equal to the value of the earned performance shares at the close of the applicable performance period.

•	If the participant’s employment terminates because of death, disability or eligibility for retirement, or there has been a change in control of the Registrant before the end of the performance period, the participant will be entitled to receive, at the end of the performance period, a pro rata portion of the number of performance shares to which he or she otherwise would have been entitled, based on the number of months he or she was employed with the Registrant during the performance period.

•	Rights to the shares are forfeited if the participant’s employment terminates for any other reason prior to the end of the performance period, or if the Board determines that the participant has engaged in specified detrimental conduct or activity while employed with the Registrant or in the two-year period following his or her voluntary termination or termination for cause. If a participant’s shares have already been issued, he or she must repay the Registrant their fair market value as of their issue dates.

•	During the performance period, the participant does not have any of the rights of a stockholder of the Registrant with respect to his or her performance shares, including the right to vote the performance shares and the right to receive any dividends or other distributions.

•	A participant may not sell, exchange, transfer, pledge, hypothecate or otherwise dispose of his or her right to receive performance shares, other than by will or by the applicable laws of descent and distribution.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(c) The following exhibits are filed with this Current Report:

Exhibit No.	Description
10.1	Form of Restricted Stock Agreement between Registrant and its officers and employees who are granted restricted stock.

10.2	Form of Performance Share Agreement between Registrant and its officers and employees who are granted performance shares.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
SANDERSON FARMS, INC.
(Registrant)

Date: December 2, 2005	By: /s/ D. Michael Cockrell
D. Michael Cockrell
Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Restricted Stock Agreement between Registrant and its officers and employees who are granted restricted stock.

10.2	Form of Performance Share Agreement between Registrant and its officers and employees who are granted performance shares.